UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM 8-K

                               CURRENT REPORT Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): July 29, 2005


                              AIMSI TECHNOLOGIES, INC.
                              ------------------------
                (Exact Name of Registrant as Specified in Its Charter)


                                         Utah
                 (State or Other Jurisdiction of Incorporation)

                   0-30685                             87-0305395
                   -------                             ----------
           (Commission File Number)      (I.R.S. Employer Identification No.)


                     702 South Illinois Avenue, Suite 203
                              Oak Ridge, TN 37830
                    (Address of Principal Executive Offices)

                                 713-271-2118
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of
                  Principal Officers

     On July 29, 2005, Everett Bassie, submitted to the Board of Directors of AIMSI Technologies, Inc., a Utah corporation (the "Company"), his resignation as a member of the Board of Directors of the Company, effective immediately.


                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AIMSI TECHNOLOGIES, INC.


Date:    August 4, 2005        By:   /s/ Roland Edison
                               ------------------------------------------------
                                      Roland Edison
                                Chairman of the Board of Directors